Risk Management (Accumulated Other Comprehensive Income (Loss) Within The Consolidated Statements Of Stockholders' Equity) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Derivatives instruments activity, net of tax [Roll Forward]
Balance at January 1	$ 1	$ (3)	$ 0
Increase (decrease) in fair value	(1)	3	(1)
Reclassifications to earnings, net of tax	(1)	1	(2)
Balance at December 31	$ (1)	$ 1	$ (3)